UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2006

VERDANT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50993 (Commission File Number)	20-1680252 (IRS Employer Identification No.)

Two Allen Center, 1200 Smith Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 546-9000

HEARTSTAT TECHNOLOGY, INC.

530 Wilshire Blvd, #304 Santa Monica, California 90401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company filed a Certificate of Amendment with the Delaware Secretary of State with an effective date of March 1, 2006, changing its name from HeartSTAT Technology, Inc. to Verdant Technology Corporation (the “Certificate of Amendment”). The Certificate of Amendment is furnished herewith as Exhibit 3.1 and is incorporated by reference herein.

As a result of the name change, the new trading symbol is “VTHC” and the new CUSIP number for the common stock is 92336V 10 3.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDANT TECHNOLOGY CORPORATION
February 28, 2006	By: /s/ David James Curd David James Curd Chief Executive Officer

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